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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  July 6, 1995



                                   MESA INC.
             (Exact name of registrant as specified in its charter)



          Delaware                  1-10874               75-2394500
(State or other jurisdiction  (Commission File Number)   (IRS Employer
     of incorporation)                                     Identification No.)




        1400 Williams Square West
      5205 North O'Connor Boulevard
             Irving, Texas                                  75039
(Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code:  214/444-9001
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Item 5.    Other Events

           On July 6, 1995, the Board of Directors of MESA Inc. (the "Company") declared a dividend of one right to purchase preferred stock ("Right") for each outstanding share of the Company's Common Stock, par value $.01 per share ("Common Stock"), to stockholders of record at the close of business on July 17, 1995. Each Right entitles the registered holder to purchase from the Company a unit consisting of one one-hundredth of a share (a "Fractional Share") of Series A Junior Participating Preferred Stock, par value $.01 per share (the "Preferred Stock"), at a purchase price of $15 per Fractional Share, subject to adjustment (the "Purchase Price"). The description and terms of the Rights are set forth in a Rights Agreement dated as of July 6, 1995 as it may from time to time be supplemented or amended (the "Rights Agreement") between the Company and American Stock Transfer and Trust Company, as Rights Agent.

           Initially, the Rights will be attached to all certificates representing outstanding shares of Common Stock, and no separate certificates for the Rights ("Rights Certificates") will be distributed. The Rights will separate from the Common Stock and a "Distribution Date" will occur upon the earlier of (i) ten days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 10% or more of the outstanding shares of Common Stock (the date of the announcement being the "Stock Acquisition Date"), or (ii) ten business days following the commencement of a tender offer or exchange offer that would result in a person's becoming an Acquiring Person. In certain circumstances, the Distribution Date may be deferred by the Board of Directors. Certain inadvertent acquisitions will not result in a person's becoming an Acquiring Person if the person promptly divests itself of sufficient Common Stock. If, at the time of the adoption of the Rights Agreement, any person or group of affiliated or associated persons is the beneficial owner of 10% or more of the shares of Common Stock then outstanding, such person shall not become an Acquiring Person unless and until such time as
(i) such person or group shall purchase or otherwise become the beneficial owner of more than 100,000 additional shares (less any shares referred to in clause
(ii)) of Common Stock or (ii) any other person or persons who is or are the beneficial owner of an aggregate of more than 100,000 shares of Common Stock (less any shares referred to in clause (i)) shall become affiliated or associated with such person and as a result of either clause (i) or (ii), such person or group is the beneficial owner of 10% or more of the shares of Common Stock then outstanding.

           Until the Distribution Date, (a) the Rights will be evidenced by the Common Stock certificates (together with a copy of this Summary of Rights or bearing the notation referred to below) and will be transferred with and only with such Common Stock certificates, (b) new Common Stock certificates issued after July 17, 1995 will contain a notation incorporating the Rights Agreement by reference and (c) the surrender for transfer of any certificate for Common Stock (with or without a copy of this Summary of Rights) will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

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          The Rights are not exercisable until the Distribution Date and will expire at the close of business on December 31, 1996, unless earlier redeemed or exchanged by the Company as described below.

          As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of Common Stock as of the close of business on the Distribution Date and, from and after the Distribution Date, the separate Rights Certificates alone will represent the Rights. All shares of Common Stock issued prior to the Distribution Date will be issued with Rights. Shares of Common Stock issued after the Distribution Date in connection with certain employee benefit plans or upon conversion of certain securities will be issued with Rights. Except as otherwise determined by the Board of Directors, no other shares of Common Stock issued after the Distribution Date will be issued with Rights.

          In the event (a "Flip-In Event") that a person becomes an Acquiring Person except pursuant to a Permitted Offer (as hereinafter defined), each holder of a Right will thereafter have the right to receive, upon exercise of such Right, a number of shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a Current Market Price (as defined in the Rights Agreement), equal to two times the exercise price of the Right. Notwithstanding the foregoing, following the occurrence of any Flip-In Event, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by or transferred to any Acquiring Person (or by certain related parties) will be null and void in the circumstances set forth in the Rights Agreement. However, Rights are not exercisable following the occurrence of any Flip-In Event until such time as the Rights are no longer redeemable by the Company as set forth below.

          The term "Permitted Offer" means a tender offer or an exchange offer commenced on or after September 30, 1995 by a bidder for all outstanding shares of Common Stock (i) that remains open for at least 50 business days; (ii) pursuant to which the bidder together with its Affiliates and Associates becomes the beneficial owner of 75% of the outstanding shares of Common Stock immediately upon completion of such offer; (iii) if and to the extent the consideration offered is cash, states that the bidder has obtained written financing commitments from recognized financing sources, and/or has on hand cash or cash equivalents, for the full amount of all financing necessary to consummate such tender offer and pay all related fees and expenses; (iv) if all or part of the consideration offered is securities, offers a security that is to be issued by an entity that has a consolidated net worth at least equal to that of the Company and its consolidated subsidiaries as of June 30, 1995; and (v) states that as promptly as practicable following the completion of such offer, the bidder will propose and seek to consummate a merger of the Company with the bidder (or a subsidiary thereof) in which each share of Common Stock not then owned by the bidder will be converted into the same form and amount of consideration per share as that paid in such offer. In order to satisfy the requirements of clause (i) of this definition, if the nature or amount of the consideration offered in such offer is changed after the offer is commenced, the offer must remain open for at least 50 business days from the date of such change; provided that the requirement of this sentence shall not apply (a) if the consideration is increased after the offer is

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commenced to an amount that equals or exceeds in value the consideration offered in any other tender offer or exchange offer for shares of Common Stock that is open at the time such increase is made and (b) such consideration is not thereafter reduced.

          For example, at an exercise price of $15 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following an event set forth in the preceding paragraph would entitle its holder to purchase $30 worth of Common Stock (or other consideration, as noted above), based upon its then Current Market Price, for $15. Assuming that the Common Stock had a Current Market Price of $5 per share at such time, the holder of each valid Right would be entitled to purchase 6 shares of Common Stock for $15.

          In the event (a "Flip-Over Event") that, at any time from and after the time an Acquiring Person becomes such, (i) the Company is acquired in a merger or other business combination transaction (other than certain mergers that follow a Permitted Offer), or (ii) 50% or more of the Company's assets or earning power is sold or transferred, each holder of a Right (except Rights that previously have been voided as set forth above) shall thereafter have the right to receive, upon exercise, a number of shares of common stock of the acquiring company having a Current Market Price equal to two times the exercise price of the Right. Flip-In Events and Flip-Over Events are collectively referred to as "Triggering Events."

          The Purchase Price payable, and the number of Fractional Shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

          With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares of Preferred Stock that are not integral multiples of a Fractional Share are required to be issued and, in lieu thereof, an adjustment in cash may be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise. Pursuant to the Rights Agreement, the Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

          At any time until ten days following the first date of public announcement of the occurrence of a Flip-In Event, the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right, payable, at the option of the Company, in cash, shares of Common Stock or such other consideration as the Board of Directors may determine. Under certain circumstances set forth in the Rights Agreement, the decision to redeem shall require the concurrence of a majority of

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the Continuing Directors.  Immediately upon the effectiveness of the action of the Board of Directors ordering redemption of the Rights, with, where required, the concurrence of the Continuing Directors, the Rights will terminate and the only right of the holders of Rights will be to receive the $.01 redemption price.

          The term "Continuing Director" means any member of the Board of Directors of the Company, while such Person is a member of the Board of Directors of the Company, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a nominee or representative of an Acquiring Person or of any such Affiliate or Associate, if (i) such Person was a member of the Board of Directors of the Company prior to the time a Person becomes an Acquiring Person or (ii) such Person's nomination for election or election to the Board of Directors of the Company is recommended or approved by a majority of the then Continuing Directors.

          At any time after the occurrence of a Flip-In Event and prior to a person's becoming the beneficial owner of 50% or more of the shares of Common Stock then outstanding, the Company (with the concurrence of a majority of the Continuing Directors) may exchange the Rights (other than Rights owned by an Acquiring Person or an affiliate or an associate of an Acquiring Person, which will have become void), in whole or in part, at an exchange ratio of one share of Common Stock, and/or other equity securities deemed to have the same value as one share of Common Stock, per Right, subject to adjustment.

          Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights should not be taxable to shareholders or to the Company, shareholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for the common stock of the acquiring company as set forth above or are exchanged as provided in the preceding paragraph.

          Other than the redemption price, any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company (in certain circumstances, with the concurrence of the Continuing Directors) as long as the Rights are redeemable. Thereafter, the provisions of the Rights Agreement may be amended by the Board of Directors (in certain circumstances, with the concurrence of the Continuing Directors) in order to cure any ambiguity, defect or inconsistency, to make changes that do not materially adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to lengthen the time period governing redemption shall be made at such time as the Rights are not redeemable.

          A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement is available free of charge from the Company and the Rights Agent. This summary

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description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

          A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an exhibit to this Report on Form 8-K. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

          The Rights will cause substantial dilution to any person or group that attempts to acquire the Company without the approval of the Company's Board of Directors, unless such acquisition is pursuant to a Permitted Offer. As a result, the overall effect of the Rights may be to render more difficult or discourage certain attempts to acquire the Company. Because the Company's Board of Directors (in some cases, with the concurrence of the Continuing Directors) can redeem the Rights, the Rights should not interfere with a merger or other business combination approved by the Board of Directors of the Company.

          The information set forth in the Company's press release dated July 6, 1995, included herewith as Exhibit 2, is incorporated by reference to this Current Report on Form 8-K.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

              4. Rights Agreement dated as of July 6, 1995 between MESA Inc. and American Stock Transfer and Trust Company, as Rights Agent, which includes as Exhibit A the form of Certificate of Designations of Series A Junior Participating Preferred Stock setting forth the terms of the Preferred Stock, as Exhibit B the form of Rights Certificate and as Exhibit C the Summary of Rights to Purchase Preferred Stock. Pursuant to the Rights Agreement, Rights Certificates will not be mailed until after the Distribution Date (as defined in the Rights Agreement).


             99.  Press release issued by the Company dated July 6, 1995.

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 MESA INC.



Date:  July 6, 1995              By: /s/ STEPHEN K. GARDNER
                                     ------------------------------------------
                                     Stephen K. Gardner
                                     Vice President and Chief Financial Officer

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